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                                                                    EXHIBIT 23.3




                      [LETTERHEAD OF KPMG PEAT MARWICK LLP]



                          Independent Auditors' Consent



The Board of Directors
First Bank:

We consent to the use of our report dated February 24, 1998 included herein and to the reference to our firm under the heading "EXPERTS" in the proxy statement-prospectus.



                                                  /s/ KPMG Peat Marwick LLP


Houston, Texas
April 6, 1998